SECURITY AGREEMENT
                               ------------------



     This Agreement, dated as of June 1, 2001, is made by ALTON DIVERSIFIED TECHNOLOGIES, INC., a California corporation (the "Grantor"), in favor of I-PAC MANUFACTURING, INC., a California corporation ("Electronics"), and I-PAC PRECISION MACHINING, INC., a California corporation ("Sheet Metal" and, collectively with Electronics, the "Secured Party").


                                    Recitals
                                    --------

A. Electronics, Sheet Metal, the Grantor and National Manufacturing Technologies, Inc., a California corporation ("NMTI"), have entered into an
                                                    ----
Asset Purchase Agreement dated as of May 31, 2001 whereby the Grantor is purchasing certain equipment, among other property, from Electronics and Sheet
Metal. In payment of the purchase price for such equipment, the Grantor executed an Equipment Note (Electronics) dated May 31, 2001 in favor of Electronics in the principal amount of $454,730.00 (the "Electronics Equipment Note") and an Equipment Note (Sheet Metal) dated June 1, 2001 in favor of Sheet Metal in the principal amount of $1,546,900.00 (the "Sheet Metal Equipment Note" and, together with the Electronics Equipment Note, the "Notes").

B. Electronics and Sheet Metal have entered into a Workout Agreement dated as of June 1, 2001 (the "Workout Agreement") with Celtic Capital Corporation, a California corporation ("Celtic"), and certain other parties whereby Celtic has permitted the sale of equipment from Electronics and Sheet Metal to Grantor upon certain conditions, including, without limitation, the condition that the Grantor grant the security interest contemplated by this Agreement and that the Secured Party simultaneously assign this Agreement to Celtic. Accordingly, the Grantor hereby agrees as set forth below.


     SECTION  1.     Grant  of  Security
     . The Grantor hereby assigns and pledges to the Secured Party, and hereby grants the Secured Party a security interest in, all of the Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired and wherever located (the "Collateral"):

     (a) the equipment described in Schedule 1, and all parts thereof and accessions thereto (any and all such equipment, parts and accessions herein called the "Equipment"); and

     (b) all proceeds of the Equipment and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or under any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Equipment.

     SECTION  2.     Security  for  Obligations
     . This Agreement secures the payment of all obligations of the Grantor now or hereafter existing under the Notes, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Grantor now or hereafter existing under this Agreement (all such obligations of the Grantor herein called the "Obligations").

     SECTION  3.     Representations  and  Warranties
     . The Grantor represents and warrants to the Secured Party as set forth below.

     (a) The Grantor (i) is a corporation duly organized, validly existing and in good standing under the laws of California, (ii) is duly qualified or licensed as a foreign corporation, and is in good standing, in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and (iii) has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

     (b) The execution, delivery and performance by the Grantor of this Agreement and the Notes, and the consummation of the transactions contemplated hereby and thereby, are within the Grantor's legal powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Grantor's articles of incorporation or bylaws, (ii) violate any applicable law or regulation, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or lease, or any other contract or instrument, binding on or affecting the Grantor or any of its properties or (iv) result in, or require the creation or imposition of, any lien upon or with respect to any of the properties of the Grantor, other than in favor of the Secured Party as provided herein.

     (c) This Agreement and the Notes have been duly executed and delivered by the Grantor. This Agreement and the Notes are legal, valid and binding obligations of the Grantor, enforceable against the Grantor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally.

     (d)     All of the Equipment is located at the places specified in Schedule
1.

     (e) The Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance, except for the security interest created by this Agreement (which the Secured Party will assign to Celtic). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as shall be filed in favor of the Secured Party in connection with this Agreement (which the Secured Party will assign to Celtic). The Grantor has no trade name.

     (f)     The  Grantor has exclusive possession and control of the Equipment.

     (g) This Agreement creates a valid and perfected first-priority security interest in the Collateral in favor of the Secured Party, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     (h) No authorization, approval or other action by, or notice to or filing with, any governmental authority or regulatory body is required (i) for the grant by the Grantor of the security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder.

     SECTION  4.     Further  Assurances
 .

     (a) The Grantor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect the security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

     (b) The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) The Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

     SECTION  5.     As  to  Equipment
     .

     (a)     The  Grantor  will  keep  the  Equipment  at the place specified in
Section 3(d) or, upon 30 days' prior written notice to the Secured Party, at such other places in jurisdictions where all action required by Section 4 has been taken with respect to the Equipment.

     (b) The Grantor will cause the Equipment to be maintained and preserved in the same condition, repair and working order as when acquired, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end. The Grantor will promptly furnish to the Secured Party a statement respecting any loss or damage to any of the Equipment.

     (c) The Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment, except to the extent that the validity thereof is being contested in good faith and by appropriate proceedings.

     SECTION  6.     Insurance
     . The Grantor will at all times maintain, with financially sound and reputable insurers, casualty insurance policies with respect to the Collateral and the Grantor's other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to the Secured Party and shall provide for 30 days' prior written notice to the Secured Party of cancellation or reduction of coverage. The Grantor hereby irrevocably authorizes the Secured Party and any designee of the Secured Party to obtain such insurance at the Grantor's expense and, upon the occurrence and during the continuation of any Event of Default (as defined in Section 11(c)), to adjust or settle any claim or other matter under or pursuant to such insurance or to amend or cancel such insurance. The Grantor will deliver to the Secured Party evidence of such insurance and a lender's loss-payable endorsement naming the Secured Party and Celtic as loss payees as to all existing and future insurance policies relating to the Collateral. The Grantor will deliver to the Secured Party, in kind, all instruments representing proceeds of insurance received by the Grantor. The Secured Party may apply any and all insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at the Secured Party's option, to the payment of or as security for any of the Obligations, whether or not due, in any order or manner as the Secured Party determines.

     SECTION  7.     Transfers  and  Other  Liens
     .

     (a) The Grantor will not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except with the prior written consent of the Secured Party, which consent may be granted or withheld by the Secured Party in its sole and absolute discretion.

     (b) The Grantor will not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any person or entity, except for the security interest created by this Agreement.

     SECTION  8.     Secured  Party  Appointed  Attorney-in-Fact
     . The Grantor hereby irrevocably appoints the Secured Party to be the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to Section 6;

     (ii) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (iii) to receive, endorse, and collect any drafts or other instruments, and any documents and chattel paper, in connection with clause (i) or (ii) above, and

     (iv) to file any claims, take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

     SECTION  9.     Secured  Party  May  Perform
     . If the Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under Section 12(b).

     SECTION  10.     Secured  Party's  Duties
     . The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION  11.     Remedies
     . If any Event of Default (as defined in Section 11(c)) occurs and is continuing:

     (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Uniform Commercial Code of California (the "Code") (whether or not the Code
                                                 ----
applies to the affected Collateral) and may also (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale is required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to Section 12) in whole or in part by the Secured Party against, all or any part of the Obligations in such order as the Secured Party elects. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of the Obligations shall be paid over to the Grantor or to whoever may be lawfully entitled to receive such surplus.

     (c)     As  used  herein,  "Event  of  Default" means any of the following:

     (i) the Grantor fails to make any payment of principal of or interest on either Note when due;

     (ii) the Grantor fails to perform any other material term, covenant or agreement contained herein, in either Note, in any real-property lease to which it is a party or in any other document executed by the Grantor as contemplated by the Workout Agreement, in any case within 10 days after written notice thereof from the Secured Party has been received by the Grantor;

     (iii) the Grantor generally does not pay its debts as such debts become due, admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors; any proceeding is instituted by or against the Grantor seeking to adjudicate it a bankrupt or insolvent, seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Grantor takes any corporate action to authorize any of the actions set forth above in this subsection (iii); or

     (iv) this Agreement for any reason ceases to create a valid and perfected first-priority security interest in any material portion of the Collateral purported to be covered hereby.

     SECTION  12.     Indemnity  and  Expenses
     .

     (a) The Grantor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct.

     (b) The Grantor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or
(iv) the failure by the Grantor to perform or observe any of the provisions hereof.

     SECTION  13.     Amendments;  Etc.
       No amendment or waiver of any provision of this Agreement, or consent to any departure by the Grantor herefrom, shall in any event be effective unless the same is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION  14.     Addresses  for  Notice
     . All notices, demands and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Grantor, to it at 14101 Myford Road, Tustin, California 92780, telecopier number 714-505-2232, to the attention of the Chief Executive Officer; if to the Secured Party, to it at Sullivan Hill Lewin Rez & Engel, 550 West C Street, Suite 1500, San Diego, California 92101, telecopier number 619-233-4100, to the attention of James P. Hill; if to Celtic, to it at 2951 28th Street, Suite 2030, Santa Monica, California 90405, telecopier number 310-314-7338, to the attention of Mark Hafner, President; or, as to any party, to it at such other address or telecopier number as designated by such party in a written notice to the other parties. All notices, demands and other communications hereunder shall, (a) when mailed, be effective 3 business days after the same is deposited into the mails with first-class postage prepaid, (b) when sent for next-day delivery by a reputable freight company or reputable overnight courier service, be effective 1 business day after the same is delivered to such company or service, as the case may be, and (c) when sent by telecopier, be effective on the opening of the next business day after sending.

     SECTION  15.     Continuing  Security  Interest;  Transfer  of  Notes
     . This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer the Notes to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon payment in full of the Obligations, the security interest granted hereby shall terminate, and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor reasonably requests to evidence such termination.

     SECTION  16.     Governing  Law;  Terms
     . This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California. Unless otherwise defined herein, terms used in Division 9 of the Code are used herein as defined therein.

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized, as of the date first written above.


                         ALTON  DIVERSIFIED  TECHNOLOGIES,  INC.


                         By: /S/ Lyle Jensen
                            ----------------
                         Name: Lyle Jensen
                         Title:  Chief Executive Officer

                                                                      SCHEDULE 1
                                                           to Security Agreement


                                    EQUIPMENT
                                    ---------



Equipment  Located  at  1375  Specialty  Drive,  Vista,  California
-------------------------------------------------------------------


Bleeker  Brothers  12'  Openside  Spray  Booth.

8'  Openside  Spary  Booth.

De  VilBiss  21'  Openside  Spray  Booth.

Despatch  6'  x  8'  Gas  Fired  Oven.
   S/N  85522

Induco  8'  x  18'  Dbl.  Door  Gas  Fired  Bake  Oven.
     S/N  6024

6'  Stroke  Sander.

Media  Blast  3'  x  4'  Down  Draft  Deburr  Table.
     S/N  1887994

(17)  Steel  Pallet  Shelving.

Scheer  Tumico  14"  Optical  Comparator.

Craftsman  Radial  Arm  Saw.

(2)  Amada  Mod.  RG-10s,  100  Ton,  8
 Amada  Controls.
#121-B  S/N  102333  (1983)
#122-A  S/N  102515  (1984)

Cincinnati  10'  x  175  Ton  CNC  Hyd.  Press  Brake,
Cincinnati  Adaptive  Auto.  From  CNC  Control.
     S/N  45463

(1983)  Amada  Mod.  RG-25,  25  Ton  CNC  Press  Brake,
Amada  CNC  Controls.
#121-C  S/N  254833

(3)  Amada  Promecan  Mod.  RG-80,  6'  x  80  Ton  CNC
Press  Brakes,  CNC  NC9-EX  Controls.
#121-A  S/N  806433  (1985)
#233-B  S/N  N/A
#125-A  S/N  N/A

(1979)  Amada  Mod.  M-2560,  8'  Power  Squaring  Shear.
#21  S/N  2560154

Panasonic  Phone  System,  Bext  Hybrid  Server.

(1993)  DiAcro  Mod.  QHA-3215,  4'  x  15  Ton  Adira
Autobend  7  Controls.
#125-C  S/N  3434/6720

(1980)  Amada  Mod.  RG-80,  80  Ton  Brake,  Dynabend  3.
     S/N  804203

(1995)     Prececo  Mod.  HD-42-72-G-2000-2-2RD,
Typhoon  Vert.  Power  Washer.
     S/N  95-255

TBI  CNC  Chucker.

(1984)  Amada  Vella  II  305050,  30  Ton,  58-Station,  Thick
Turret,  Fanuc  6M-V  CNC  Control.
     S/N  55580

Cemco  2000,  36"  x  20  HP  Wide  Belt  Sander.
     S/N  N/A

(1983)  Amada  Pega  344Q,  30  Ton  Fab,  56-Station,  Fanuc
6M-V  CNC.
#32    S/N  AH440130

Reid  Mod.  618,  Hyd.  Surface  Grinder.
#112  S/N  12364

(1984)  Amada  Mod.  TEG160C,  Bench  Top  Die  Grinder.
    S/N  HD1460

(3)     Finn  Power  Mod.  TP2520IF2/AM,  Siemans
Sinumerik  Sys  3,  CNC.
#34-A          S/N  7.7-252035495  (1995)
          Mod.  TP2520IF2/21/AM
#34-B     S/N  7.7-252036495  (1995)
          Mod.  TP3025IF2/21/AM
#33          S/N  7.7-30257693  (1993)

Comaca  Power  Corner  Notcher.

Apex  16"  Disc  Sander.

Pem  Serter  Hardware  Press.

3'  Power  Shear.

Linde  Power  Supply.

Boice  Acra-Cora  2'  x  3'  CMM.

Teledyne  50  Spot  Welder,  Solid  State.

Teledyne  75  KVA,  24"  Solid  State  Spot  Welder.

(1985)  Adia  Ramos  Mod.  QH-3015,  3'  15  Ton  Press
Brake,  Dynabend.
     S/N  1547/3434

Whitney  Punch.

 Daniels  4-  Post  Vert  Hyd.  Press,  30"  x  30"  Platten.
#43   S/N  N/A

Smoke  Master  Port.  Exhaust  System.

(2)  Whitney  Kick  Punches.

Sterebro  Bruk  15"  x  42"  cc.  Engine  Lathe.
     S/N  11758

Supermax  2  H.P.  V.S.  Vert.  Mill  w/  D.R.O.'s,  9"  x  42"
P.F.  Work  Table.
#81  S/N  7642

Kondia  Clausing  CNC  V-Mill,  36"  Delta  10  CNC.
#84  S/N  s-897  (head)

Boyar  Schultz  Mod.  618,  Hyd.  Surface  Grinder.
     S/N  CH-2800-1A

DoAll  Mod.  3012-N,  Vert.  Band  Saw.
#102  S/N  147-61418

Brown  Miter  Cold  Saw  Cut-Off  Saw.

Rutland  9"  Horiz.  Band  Saw.
     S/N  AF-52551

(1990)  Cincinnati  Robot  w/  2  Welding  Positioner,  (3)
Pana  Star  AE350  Artificial  Intelligence  &  Power  Supply,
PC  Computer.
#181  S/N  8021C

Airco  130  Amp.  Wire  Welder.

4'  x  6'  Granite  Surface  Plate.

(2)  Arc  Welders.

Central  10"  Table  Saw.

Airco  Wire  Welder

Linde  Power  Supply.

Linde  V1-400,  Wire  Welder.

(2)  Miller  185  Amp.  Arc  Welders.

(2)  Linde  250HF,  Heli-Arc  Welders.

Miller  Syncro  Wave  250  Heli-Arc  Welder.

Esab  SV1300  CVCC  Boom  Wire  Welder.

50  KVA  Spot  Welder.

Nelson  Stud  Welder.

Sciacky  100  KVA  Spot  Welder,  36"  Throat,  Unitrol.
     S/N  10452

Janda  45  KVA,  24"  Spot  Welder  w/  Entron  Controls.
#141  S/N  N1317

Janda  50  KVA,  24"  Spot  Welder  w/  Entron  Controls
#142  S/N  R1221

Janda  50  KVA,  24"  Spot  Welder.
#143  S/N  R2137

(2)  Grindmaster  36"  Speed  Belt  Sanders  w?  Wet  Dust
Collectors.
     S/N  TE-1290US
     S/N  TP-1608-02

G&P  10'  Stroke  Sander.
     S/N  N/A

(2)  Haeger  Mod.  HP6-C,  6  Ton  Hardware  Presses.
#161-B  S/N  2308
#163-B  S/N  N/A

(3)  Haeger  Mod.  618,  6  Ton  Hardware  Presses.
#162-B  S/N  607
#N/A     S/N  2206  w/  Feeder
#N/A     S/N  2585  w/  Feeder

(2)  Haeger  Mod.  HP6-B,  6  Ton  Hardware  Presses  w/
Feeders
#162-A  S/N  1628
#163-A  S/N  N/A

2"  Belt  Snader.

Ultramatic  Vibro  Finishing  Mill.

Big  Joe  Elec.  Pallet  Lift.
     S/N  333069

Lewis  Sheppard  Stand  Up  Elec.  Pallet  Lift.

Toyota  3500  Lb.  L.P.G.  Powered  Forklift,  136"  Mast.
     S/N  N/A

Komatsu  4480  Lb.  L.P.G.  Forklift,  188"  S.S.  Mast.
     S/N  177500A

Isuzu  16'  Bobtail  Truck.
    Lic.  #4P57727

21'  Bobtail  Truck.
   Lic.  #  5P64964

Brake  Dies  &  Punches.

(3)  Dbl.  Bar  Height  Gages.

3x3  Granite  Surface  Plate.

(2)  2x3  Granite  Surface  Plates.

(2)  Curtis  R/S  30,  20  H.  Screw  A.C.'s.
     S/N  06E97005
     S/N  06D97004

Forklift  Man  Cage.

(3)  Hyd.  Pallet  Jacks.

(18)  PC  Computers.

(3)  Asst.  Laser  &  Inkjet  Printers.

Sanyo  TV  w/  VCR.

(2)  HP  Fax  700,  Fax  Machines.

HP  Laser  5N,  Printer.

Canon  6230,  Copier.

HP  Laser  Jet  4V,  Printer.

HP  Laser  BP  Printer.

Misc  &  Office  Equipment.



Equipment  Located  at  4040  Calle  Platino,  Oceanside,  California
---------------------------------------------------------------------


(1988)  LeBlond-Makino  Regal  Servo
Shift  15"  x  54"  cc.  Engine  Lathe,  2-Axis  D.R.O.
KDK  Quick  Change  Tool  Post,  3  &  4  Jaw  Chucks,
Collet  Closer,  6"  Camlock  Spindle  Nose,  Tailstock,  Coolant.
    S/N  14C-1133

Cadillac  17"  x  35"  Engine  Lathe.
   S/N  058310/A

(1990)  Daewoo  Puma  8'  CNC  Slant  Bed
Turning  Center  w/  Fanuc  Series  15T
Control  w/  Color  CRt  Display,  Spego
Turnamic  Hyd.  Bar  Feed,  Turbo  Chip  Conveyor,
3-Jaw  Chuck,  12-Station  Turret  &
Hyd.  Tailstock.
     S/N  370494

(1988)  Fadal  Mod.  VMC4020,  906-1,  CNC
Vert.  Machining  Center,  CNC  99  Control
W/  CRT  Display,  22-Station  A.T.C.,
20"  x  40"  Work  Table,  40"  x  20"  x  20"
Travels  &  10  H.P.  Spindle  Motor.
     S/N  8802154

 (2)  (1997)  Fadal  Mod.  VMC4020,  906-1  CNC
Vert.  Machining  Centers,  22-Station
A.T.C.'s  40"  x  20"  Work  Tables,  CNC  88HS
Contols.
     S/N  9711728
     S/N  9711697

(1993)  Fadal  Mod.  VMC4020HT,  906-1  4-Axis  CNC
Vert.  Machining  Center  w/  CNC  88HS  Control,  CRT
Dislay,  22-  Station  A.T.C.,  40"  x  20"  Work  Table.
     S/N  9306404

(1992)  Fadal  Mod.  VMC4020HT,  906-1,  4-Axis  CNC
Vert.  Machining  Center  w/  CNC88  Control,  CRT
Display,  22-Station  A.T.C.,  40"  x  20"  Work  Table.
  S/N  9203997

Okuma  Mod.  LB10-M,  CNC  Horiz.  Turning  Center,
12-Station  Turret  Tool  Changer,  Hyd.  Chuck,
OSP5000L-G  CNC  Control.
     S/N  48992504

(1992)  Do  All  Mod.  C916M,  9"  x  16"  Cap.  Horiz.
Band  Saw,  Pneu.  Clamping,  Power  Feed  Saw  Head.
Cutting  Speeds,  Pneu.  Clamping,  Power
  S/N  48992504

(2)  Bridgeport  2  H.P.  V.S.,  2-Axis  CNC
Vert.  Milling  Machines  w/  Eztrak
SX  CNC  Controls  w/  CRT  Displays,  9"  x  48"
Work  Tables,  Chrome  Ways  &  Bijur
Lubrication  Systems.
     S/N  261448
     S/N  261162

(2)  (1988)  Mori-Seiki  Mod.  SL-15,  CNC
Slant  Bed  Turning  Centers,  Fanuc
Series  10T  CNC  Controls  w/  CRT  Displays,
6",  3-Jaw  Chucks,  12-Station  Turrests,  Hyd.  Tailstocks.
     S/N  204
     S/N  185

(2)  Tsugami  Mod.  T-SPL,  High  Speed  Chucking  Lathes,
8-Station  Turret,  Travel  Dials,  Collet  Closers,  Coolants.
     S/N  4132
     S/N  3514

(1980)  Hardinge  Mod.  HC,  Precision  Chucker,
8-Station  Turret,  Collet  Closer  ,  Coolant.
     S/N  HC5687T

(2)  Acra  Mill  2  H.P.  Vert.  Milling  Machines  w/  Sargon
2-Axis  D.R.O.'s  9"  x  42"  Power  Feed  Tables,  One
Shot  Lubrication.
     S/N  502980
     S/N  502862

Rockwell  15"  x  4-Station  Gang  Drill,  Procunier
Multi  Spindle  Drill  Head
    S/N  N/A

Rockwell  Delta  20"  V.S.  Vert.  Band  Saw  w/  Butt  Weld.
     S/N  1616328

Boyar  Schultz  Mod.  HR612,  6"  x  12"  Manual  Surface
Grinder,  6"  x  12"  Electromagnetic  Chuck.
     S/N  28696-HR

Combination  6"  Belt/12"  Disc  Sander.

(3)  Drill  Presses.

Makita  35MM  Chop  Saw.

Baldor   H.P.  Dual  Ped.  Grinder.

Dual  Wheel  Grinder  w/  Pedestal.

Oxy-Acetylene  Torch  Set.

Kahmann  Mod.  500,  Aero  Blast  Abrasive
Blast  Cabinet.

15'  x  20'  Steel  Mezzanine.

MicroVu  Mod.  H14,  14:  Optical  Comparator  w/
D.R.O.'s.
     S?N  2530

J&L  Meteorology  14"  Optical  Comparator  w/  Side
Reflector.

Brown  &  Sharpe  Validator  2'  Coordinate  Measuring
Machine  w/  PC  Computer.

Misc.  Shop  Equipment.



Equipment  Located  at  1958  Kellogg  Avenue,  Carlsbad,  California
---------------------------------------------------------------------


(2)  Elco  HR1  Mod.  0619840102,  Load  Crimp  Presses.
     S/N  542
     S/n  818

Eubanks  Mod.  04600,  Wire  &  Tubing  Cutter.
     S/N  118342

Amp  Bench  Top  Crimp  Press.
     S/N  225795

Eubanks  Mod.  02600,  Wire  Stripper/Cutter  w/
Eubanks  Mod.  6215,  Electra  Demand  Prefeed.
     S/N  67898

Eubanks  Mod.  03751,  Bench  Type  Wire  Stripper.

Ideal  Mod.  440,  Strip  Master.

Hedco  V-  Former.

Lead  Tester.

(2)  Hako  250  Lead  Soldering  Stations.

Amp  Mod.  23-106-1E,  Camphor
Connector  Machine.
     S/N  107312

(2  Scienscope  Binocular  Microscopes.

Blue  M  Mod.  OV12A,  Oven.

A.O.  McBain  Binocular  Microscope.

PMGE  Power  Module  Test  Fixture.

Vacuum  Degassing  Pump.

Ledco  Mod.  900,  Crimp  Press.
     S/N  1414

I.R.  5  H.P.  Horiz.  Tank  Mounted  Air  Compressor.

(22)  Asst.  Work  Benches.

(39)  P.C.  Computers.

(2)  Zebra  Mod.  1055,  Label  Printers.

Toshiba  Mod.  4550,  Copier  w/  Collator.

Tiptronics  Mod.  HD100,  Hi-Pot  Tester.

Cablescan  Tester.

(3)  Amp  Mod.  565435-5C,  Crimp  Presses.
     S/N  121473
     S/N  118734
     S/N  114073

Berg  Mod.  1252,  Crimp  Press.
     S/N  B015

Molex  Mod.  TM40D,  Crimp  Press.
     S/N  133

Molex  Mod.  OSCD1739,  Bench  Crimper  Press.
     S/N  N/A

(2)  Molex  Mod.  P4979A,  Bench  Crimp  Presses.
     S/N  1317
     S/N  1894

Molex  Mod.  OSD1487,  Bench  Crimp  Press.
     S/N  3124

JST  Mod.  AP-K2N,  Versatile  Crimping  Press.
     S/N  0743

Amp.  Connection  Tester.

(1998)  Jae  Mod.  CP210-16,  Crimper.
     S/N  98-2110

Carpenter  Mod.  49A,  Bench  Type  Cut-Off  Machine.

Ackergould  Mod.  EM-8,  Bench  Type  Hot  Platen  Press.
     S.N  821087

(2)  IPC  Mod.  TTM-HS2,  Vert  Rotary
Injection  Molders  w/  Athena  Controls.
     S/N  10059
     S/N  10003

Eubanks  Mod.  03230,  Wire  Stripper/Bender

Degristi  Degreaser.

Heller  Lead  Trimmer.

"Q"  Leadomatic  Mod.  90003,  Lead  Cutter.

Air  Vac  Mod.  PCBRM10,  Furnace.

Hollis  Mod.  205704,  Wave  Solderer  Machine,
Flux  Reagent.
     S/N    AT11554

Fig  Mod.  ERS-280,  White  Oven.
     S/N  N/A

Custom  Scanner.

Custom  Test  Unit.

Electrovert  Mod.  1020,  Aqua-Flo
System  10,  Wave  Soldered  Machine,  Flux  Reagent.
     S/N  09402

Hollis  Mod.  Polyclean,  Aqueous  Auto.  Washer.
     S/N  PC7466

(4)     Mantis  Vision  Enc.  Inspection  Scopes.

(14)     8"  PC  Boars  Assembly  Racks.

(10)  Soldering  Stations.

(2)  Desoldering  Stations.

VM  Binocular  Inspection  Microscope.

(22)  Magnifying  Lamps.

Grieve  Mod.  333,  Elec.  350  Degrees
Fahrenheit  Oven,  3'x  3'  Chamber.
     S/N  310050

Craft  Inspection  Microscope  w/  (2)  Sony  CCTV
Cameras  &  Monitor.

Lead  Forming  /  Cutting  machine  Consisting  of:
Heller  Mod.  EIOU  Leadmaster  S/N  C7915;  (2)
Heller  Bench  Top  Leadmasters;  Hepco  Mod.  15201,
Lead  cutter;  Hystrekfab  Mod.  10,  Former.

Eclipse  Mod.  3500,  24"  x  19"  Screen
Print  Machine.

Dehaart  Mod.  AOL-15E,  Screen  Print  Machine
    S/N  884

(1998)  BTU  International  Mod.  VIP70A,
10-Zone  Belt  Furnace.
     S/N  BGTU1270

(1996)     Mydata  Mod.  TP11-UFP,  Hydra
Speed  Mount  Auto.  Pick  &  Place
Machine  w/  Feeders.
     S/N  11195-19971030

SMT  Mod.  SL2220,  Double  Vision  Semi-Auto
Screen  Printer.
     S/N  N/S

(1994)  Takaya  Mod.  APT-8400,  Screen  Printer
     S/N   94030055

(2)  Scanoptics  Hi-Speed  Scanners.

Alpha  Metals  Mod.  600SMD,  18"  x  18"
Microprocessor  Controlled  Ionic
Contamination  Test  System.
     S/N   606099

Custom  Test  Unit  w/  (2)  Oscilloscopes.

TEK  Mod.  475,  Oscilloscope.

(2)     Flammable  Cabinets.

H.P.  Mod.  3070,  Series  II  Scanner  w/  PC  Computer

Scherr  Tumico  14"  Optical  Comparator.

(3)     Hyd.  Pallet  jacks.

Raymond  Mod.  20R30TT,  3000  Lb.  Cap.
Reach  Truck.
     S/N  P20-79-14875

Trade  Show  Exhibit  (12  Crates)

I.R.  30  H.P.  Screw  Type  Air  Compressor  w/  Air  Dryer.

(121)  Pallet  Shelving

Eubank  Mod.  940,  Stripper.

Leoco  Mod.  900,  Wire  Stripper.

Schleuniger  US2015,  Wire  Stripper.

Unitron  Binocular  Microscope  ZSM  0.6X-3X.
     S/N  852794

(2)  Leader  LBO-526,  Oscilloscopes.

Tek  T922,  Oscilloscope.

(2)  AC  Units.

(220)  SMT  Feeders.

BTU  Infraflo  5000LV,  Turbair  Belt  Furnace.
     S/N  IR5S129382-041

1990  Fuji  FGU  II  4000,  Glue  station

 (2)  (1991)  Thermodynamic  Mod.  2409,  ESS  Chambers.
     S/N  1563
     S/N  1552

Baron  Blakeslee  Degreaser.
     S/N  60168

Atlas  Mod.  APG8651,  Generator.

American  Mod.  L445AA,  Elec.  Motor  Generator.

Century  Mod.  603,  Compressor.

Transparent  Devices  Inc.  Mod.  1140,  Developer.

(1997)     Dodge  Van.
    Lic.  #  SE3195
    S/N  119870

(45)  PC  Computers.

(9)  Laser  &  Ink  Jet  Printers.

HP  Laser  Jet  4SI  Printer

HP  Laser  Jet  4000,  Laser  Printer.

Toshiba  Fax  Machine

Xerox  Fax  Machine

(2)  Ricoh  Mod.  FT6655,  Copiers.

Brother  Fax  Machine.

Computer  Netwoek  w/  (3)  Servers,  Hub,  Etc.

JVC  TV  &  VCR.

Toshiba  21"  TV.

Canon  Fax  machine

Misc.  Shop  &  Office  Equipment.